UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                                   FORM 8-K


                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


  Date of report  (Date of earliest event reported)    March 7, 2006
                                                    --------------------

                     ADDVANTAGE TECHNOLOGIES GROUP, INC.
          (Exact Name of Registrant as Specified in Its Charter)

                                   Oklahoma
                  (State or Other Jurisdiction of Incorporation)

                1-10799                            73-1351610
        (Commission File Number)         (IRS Employer Identification No.)


  1221 E. Houston, Broken Arrow, Oklahoma             74012
 (Address of Principal Executive Offices)          (Zip Code)

                                (918) 251-9121
                (Registrants Telephone Number, Including Area Code)

                                 Not Applicable
           (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 7.01   Regulation FD Disclosure

             On March 7, 2006, ADDvantage Technologies Group, Inc. (the "Company") issued a press release announcing the approval of all corporate proposals at the Annual Meeting of Shareholders. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits

(c)         Exhibits.

            The following exhibit is furnished herewith:

99.1        Press Release dated March 7, 2006, issued by the Company.




                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ADDVANTAGE TECHNOLOGIES GROUP, INC.


                Date: March 7, 2006       By:  /s/ Ken Chymiak
                                          -----------------------------------
                                          Ken Chymiak
                                          President and Chief Executive Officer




                                 Exhibit Index
                                 -------------


Exhibit Number    Description

99.1              Press Release dated March 7, 2006, issued by the Company